B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 1 Investor Presentation March 8, 2022

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 2 B&W Enterprises cautions that this presentation contains forward-looking statements, including, without limitation, statements relating to adjusted EBITDA and sales targets, expectations regarding future growth, expansion and profitability, as well as statements about B&W’s future pipeline of new projects and business within its Renewable, Environmental and Thermal operating segments and their impact on future shareholder value. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, the impact of COVID-19 on us and the capital markets and global economic climate generally; our ability to integrate acquired businesses and the impact of those acquired businesses on our cash flows, results of operations and financial condition, including our acquisition of Fosler Construction Company Inc., VODA A/S, Fossil Power Systems Inc., and Optimus Industries, LLC; our recognition of any asset impairments as a result of any decline in the value of our assets or our efforts to dispose of any assets in the future; our ability to obtain and maintain sufficient financing to provide liquidity to meet our business objectives, surety bonds, letters of credit and similar financing; our ability to comply with the requirements of, and to service the indebtedness under, our debt facility agreements; our ability to pay dividends on our 7.75% Series A Cumulative Perpetual Preferred Stock; our ability to make interest payments on our 8.125% senior notes due 2026 and our 6.50% notes due 2026; the highly competitive nature of our businesses and our ability to win work, including identified project opportunities in our pipeline; general economic and business conditions, including changes in interest rates and currency exchange rates; cancellations of and adjustments to backlog and the resulting impact from using backlog as an indicator of future earnings; our ability to perform contracts on time and on budget, in accordance with the schedules and terms established by the applicable contracts with customers; failure by third-party subcontractors, partners or suppliers to perform their obligations on time and as specified; our ability to successfully resolve claims by vendors for goods and services provided and claims by customers for items under warranty; our ability to realize anticipated savings and operational benefits from our restructuring plans, and other cost-savings initiatives; our ability to successfully address productivity and schedule issues in our B&W Renewable, B&W Environmental and B&W Thermal segments; our ability to successfully partner with third parties to win and execute contracts within our B&W Renewable, B&W Environmental and B&W Thermal segments; changes in our effective tax rate and tax positions, including any limitation on our ability to use our net operating loss carryforwards and other tax assets; our ability to successfully manage research and development projects and costs, including our efforts to successfully develop and commercialize new technologies and products; the operating risks normally incident to our lines of business, including professional liability, product liability, warranty and other claims against us; difficulties we may encounter in obtaining regulatory or other necessary permits or approvals; changes in actuarial assumptions and market fluctuations that affect our net pension liabilities and income; the Company’s ability to successfully compete with current and future competitors; the Company’s ability to negotiate and maintain good relationships with labor unions; changes in pension and medical expenses associated with its retirement benefit programs; social, political, competitive and economic situations in foreign countries where it does business or seeks new business; and the other factors specified and set forth under "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission, including, without limitation, the risks described in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Report on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021, and September 30, 2021 under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" (as applicable). These factors should be considered carefully, and B&W Enterprises cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Non-GAAP Financial Measures This presentation contains information regarding our adjusted EBITDA for each business segment, which are non-GAAP financial measures. Adjusted EBITDA on a consolidated basis is defined as the sum of the adjusted EBITDA for each of the segments, further adjusted for corporate allocations and research and development costs. At a segment level, adjusted EBITDA presented is consistent with the way our chief operating decision maker reviews the results of operations and makes strategic decisions about the business and is calculated as earnings before interest expense, tax, depreciation and amortization adjusted for items such as gains or losses on asset sales, net pension benefits, restructuring costs, impairments, gains and losses on debt extinguishment, costs related to financial consulting, research and development costs and other costs that may not be directly controllable by segment management and are not allocated to the segment. We present consolidated Adjusted EBITDA because we believe it is useful to investors to help facilitate comparisons of our ongoing, operating performance before corporate overhead and other expenses not attributable to the operating performance of our revenue generating segments. In this presentation, we also present certain targets for our adjusted EBITDA in the future; these targets are not intended as guidance regarding how we believe the business will perform. We are unable to reconcile these targets to their GAAP counterparts without unreasonable effort and expense due to the aspirational nature of these targets. Safe Harbor Statement

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 3 After achieving ~$71 million in adjusted EBITDA in the 12 months ended December 31, 2021, B&W is targeting1 FY2022 adjusted EBITDA of $110-$120 million. Building Toward the Future Executive Summary B&W’s transformation is gaining momentum, with a pipeline of more than $7.5 billion in identified project opportunities in high-growth markets over the next three years, and recent significant awards including five renewable new-build waste-to-energy projects booked since September 2021. B&W is continuing to expand its clean energy portfolio through innovation and acquisition: • Launched ClimateBright™ decarbonization technologies platform (May 2021) • Acquired a controlling stake in a leading solar installation firm (Sept 2021) • Acquired renewable aftermarket services provider in Denmark to further expand presence in Europe (Nov 2021) • Acquired manufacturer of hydrogen, natural gas and renewable pulp and paper combustion equipment (Feb 2022) • Acquired leading designer and manufacturer of waste heat recovery products (Feb 2022) Babcock & Wilcox provides high-quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years. Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Advancing energy transition solutions that bring power and progress to our world Strong Global Brand Positioned for Growth (1) The most comparable GAAP target information is not available without unreasonable effort

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 4 Next Generation B&W The next generation Babcock & Wilcox is providing innovative environmental, renewable and energy transition solutions, generating recurring revenues from a broad thermal installed base and expanding globally Global Brand Equity A Circular Economy For our economy and future generations, we continually develop ecologically sound ways of utilizing and recycling valuable resources like biomass, municipal waste, and solar energy to create clean, renewable baseload power while reducing greenhouse gas emissions. The Clear Choice for Our Climate As an industry leader in providing advanced air emissions control, energy recovery, carbon capture and hydrogen production technologies, our engineered solutions are designed to reduce the environmental impact of industrial processes. Efficient. Safe. Reliable. From the initial patent for the water-tube safety boiler to the world’s first supercritical boiler to technologies using the latest advanced steam cycles, our robust thermal energy designs deliver availability and long-term operation. B&W FOUNDATION DRIVES GROWTH STRATEGY Research & Innovation Vast Installed Base Advanced Technologies High-Growth End Markets

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 5 Waste-to-energy and biomass-to-energy baseload power, chemical recovery boilers for pulp & paper, long duration energy storage, solar power installation & services Technologies for Renewable Power & Resource Recovery Emissions control, ash handling systems for bottom and fly ash, wet/dry/hybrid cooling systems, energy recovery, ClimateBrightTM hydrogen production and decarbonization technologies Technologies for a Clean Environment Boilers, ancillary equipment and global aftermarket parts, service and upgrade offerings to effectively utilize a wide range of fuels for power or industrial applications Technologies for Efficient Steam Generation Delivering value to our customers through technology-driven products and services, with 600 active patents worldwide; continual product improvement and research and development to support future energy needs, including carbon capture What We Do ENVIRONMENTAL THERMAL RENEWABLE

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 6 B&W is positioned to capitalize on global trends driving the need for environmental and renewable solutions Key Market Drivers & Opportunities Potential for carbon legislation benefits emergent carbon- capture technologies Water scarcity and regulations drive need for custom cooling solutions An aging utility boiler installed base drives stable aftermarket in the U.S. while growth in international power generation continues Increasing global regulatory restrictions on landfilling and methane benefit waste-to-energy Global drive toward renewable and reusable energy sources to limit carbon and methane emissions Increasing investment in clean energy infrastructure and the hydrogen economy

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 7 Key Growth Strategies Core growth strategies focused on driving innovative environmental, renewable and energy transition technologies, growing aftermarket sales by leveraging the installed base, and expanding internationally in key regions Leverage a vast installed base and stable U.S. market to drive aftermarket parts and service sales and generate strong cash flow Provide best-in-class environmental technologies to customers across a broad array of markets to meet growing environmental regulations Meet the global need for carbon reduction with patented renewable waste-to-energy, biomass, hydrogen production, solar and carbon-capture solutions Grow by expanding sales, service and business development teams in key international regions to serve the broad renewable, environmental and thermal markets

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 8 A vast global installation of B&W’s core technologies at utility and industrial plants, renewable plants and pulp & paper facilities create a large growth opportunity for parts, services and retrofits Installed & Proven Technologies Nearly 2,000 wet, dry and hybrid cooling system units (7,000+ cells) installed across the globe More than 300 operating baseload power generation boilers in the U.S. and nearly 200 operating utility and industrial boiler units across 38 countries outside of North America (excluding waste-to-energy and biomass) More than 500 waste-to-energy and biomass-to-energy units at more than 300 facilities in more than 30 countries, serving a wide range of utility, waste management, municipality and investment firm customers More than 5,000 industrial water-tube package boilers and other waste heat recovery products installed in a variety of facilities, including refining, petrochemical, food processing, metals and mining, carbon black and wood products Large worldwide installed base of wet and dry scrubbers, particulate control equipment, NOx reduction technologies, and mercury control systems to meet environmental regulations at a wide range of utility and industrial installations More than 100 MW of clean solar power production installed

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 9 Company Profile Babcock & Wilcox is a global leader in advanced environmental, renewable and thermal technologies and services for power and industrial applications. B&W Renewable Power Generation 57% Industrial 43% Aftermarket & Upgrades 19% Parts & Services 67% North America 47% Europe 46% Asia & Other 7% New Build 14% Industrial 35% Power Generation 65% Aftermarket & Upgrades 39% Parts & Services 45% North America 67% Europe 16% New Build 16% Asia & Other 17% Headquarters: Akron OH, USA Founded: 1867 Ownership: Public (NYSE:BW) Full year 2021 Revenue: $723M Employees: ~2,000 Corporate Snapshot Notes: All charts based on LTM December 31, 2021 revenues, unless otherwise noted. 1. Backlog does not include shorter lead-time parts and services Consolidated B&W Thermal Industrial 31% Power Generation 69% Aftermarket & Upgrades 49% Parts & Services 38% North America 82% Europe 1% Asia & Other 17% New Build 13% B&W Environmental Industrial 41% Power Generation 59% Aftermarket & Upgrades 31% Parts & Services 42% North America 43% Europe 28% New Build 27% Asia & Other 29% 22% 18% 60% LTM Revenue Backlog1 as of December 31, 2021 61% 19% 20% B&W Renewable B&W Environmental B&W Thermal

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 10 30-40% 20-25% 35-45% Global Expansion Europe More than $8B 2021-2023 Addressable Market Americas Solar: More than $27B Other: More than $8B 2021-2023 Addressable Market Middle East & Africa More than $4B 2021-2023 Addressable Market Asia-Pacific More than $8B 2021-2023 Addressable Market Manufacturing Service Facilities Construction Sales/Support Future Sales/Support Sales Reps Future Sales Reps Future Service Facilities Americas APAC Europe ME/A $421 $56 $227 $109 $ M IL LI O N S Americas APAC Europe ME/A $1,965 $1,276 $1,260 $324$ M IL LI O N S Americas APAC Europe ME/A $828 $178 $25 $838 $ M IL LI O N S B&W RENEWABLE B&W ENVIRONMENTAL B&W THERMAL 3- Ye ar P ip el in e Global footprint and ongoing expansion positions B&W to leverage market trends around the world Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Total pipeline more than $7.5 billion over the next 3 years excluding parts & services Target Revenue Split 2023

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 11 B&W’s ClimateBrightTM Decarbonization Technologies are Ready B&W has successfully tested three carbon capture technologies applicable to a wide range of fuels and processes  Jointly developed with The Ohio State University  Can simultaneously produce hydrogen  Pilot testing complete on both syngas and coal at 250 kWth input  Pilot testing complete  Post-combustion amine-based solvent process  First solvent demonstrated at National Carbon Capture Center (NCCC) Southern Company’s Plant Gaston  Reference plant design ready  Testing complete at 30 MWth  168 MWe full-scale design ready  B&W is at the forefront of developing CO2 capturing technologies, and has 93 active patents related to carbon capture technology  Positioned to provide critical solutions to meet global climate goals, with multiple technologies ready for commercial demonstration OxyBright OXYGEN-FUEL COMBUSTION ™BrightLoop CHEMICAL LOOPING ™ DECARBONIZATION TECHNOLOGIES SolveBright POST-COMBUSTION CARBON CAPTURE ™ FUELS: Coal, pet coke, natural gas and any syngas ClimateBrightTM BrightGen HYDROGEN COMBUSTION ™  Commercially ready and currently in operation  A combustion technology that produces no CO2  Can be retrofitted to fire hydrogen FUELS: Natural gas and solid fuels (biomass, coal) FUELS: Any combustion, gasification and industrial process that produces a flue gas stream with CO2 FUELS: Hydrogen, alone or in combination with natural gas, oil, or other gaseous fuelsREADY FOR COMMERCIAL DEMONSTRATION

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 12 Carbon Capture Technology for the 1000 GW of Global Coal Installed Base OxyBright™ oxygen-fuel combustion  Oxy-coal combustion technology  “Near-zero” emissions  30 MW demonstration complete  Full-scale design ready SolveBright™ post-combustion carbon capture  Post-combustion technology  Patented amine-based solvent process  Pilot commissioning complete  Installed base retrofit application Key Technologies: Carbon Capture Solutions Ready for Deployment

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 13 Key Technologies: BrightLoop™ Chemical Looping Combustion Platform OUTPUT Combustion: Steam Gasification: Hydrogen Partial Oxidation: SyngasBrightLoop™ Chemical Looping Technology Natural Gas Biomass Biogas Waste Coal (Petcoke) INPUT CO2 for Storage and Beneficial Use  Advanced process for clean power generation and CO2 capture  A flameless, oxy-combustion process using oxidation-reduction reactions to process fuel and produce energy for power generation  Produces a concentrated CO2 stream that can be captured, cleaned and compressed for use or permanent storage  Lower cost, higher efficiency  Working in collaboration with The Ohio State University Turbine Fuel Cell/Boiler H2 Storage Shift Reaction Methanation Fischer-Tropsch POWER FUELS (Gasoline, Diesel, Jet Fuel) HYDROGEN METHANOL HEATProcess Potential extension beyond power generation Process can be modified to convert carbon-based fuels—coal, biomass and natural gas—to electricity, syngas, chemicals, liquid fuels or hydrogen

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 14 B&W is actively deploying technology that curbs the global warming impact of methane B&W’s Waste-to-Energy Technology Reduces Methane Emissions  Methane has 84 times the Global Warming Potential (GWP) of CO2 i  Annual additions to landfills in the U.S.ii produce emissions equivalent to 10 million cars  Landfills in the U.S.iii emit more than 330 million tons of 20-year basis GWP each year, roughly equal to 70 million carsiv  Waste-to-Energy (WTE) avoids landfilling while producing baseload clean energy WTE Technologies  Boiler/steam generation island DynaGrate® combustion grate  Fuel handling systems  Emissions control equipment  B&W’s state-of-the-art technology has been installed in more than 500 units in more than 30 countries, including: • The most recent WTE facility in the U.S. (Palm Beach Renewable Energy Facility, Florida) • One of the world’s largest waste treatment facilities in the world (Shenzhen East, China) i Anthropogenic and Natural Radiative Forcing. In: Climate Change 2013: The Physical Science Basis. Contribution of Working Group I to the Fifth Assessment Report of the Intergovernmental Panel on Climate Change [Stocker, T.F., D. Qin, G.-K. Plattner, M. Tignor, S.K. Allen, J. Boschung, A. Nauels, Y. Xia, V. Bex and P.M. Midgley (eds.)]. Cambridge University Press, Cambridge, United Kingdom and New York, NY, USA. https://www.ipcc.ch/site/assets/uploads/2018/02/WG1AR5_Chapter08_FINAL.pdf; 20-year basis ii EIA Biomass Explained: Waste-to-energy (Municipal Solid Waste), November 29, 2020 https://www.eia.gov/energyexplained/biomass/waste-to-energy.php iii EPA Landfill Methane Outreach Program: Project and Landfill Data by State; https://www.epa.gov/lmop/project-and-landfill-data-state#:~:text=The%20LMOP%20Landfill%20and%20Landfill,more%20than%202%2C600%20MSW%20landfills and EPA U.S. Greenhouse Gas Inventory 2020, Chapter 7: Waste, Section 7.1 Landfills (CRF Source Category 5A1) iv Equivalent car emissions calculated using EPA metric of 4.6 metric tons of CO2 per year per passenger car

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 15  Reputable Expertise Known for engineering, designing, deploying and maintaining reliable solar solutions  Diverse Experience Serving agricultural, commercial, educational, municipal and utility customers  Continuous Growth - Top 30 EPC contractor in the U.S. solar industry (Solar Power World 2021) - Top 100 contractors in total MW installed  Proven Performance - More than 100 MW of clean solar power production installed Fosler Solar Note: On September 30, 2021, B&W acquired a 60% controlling ownership stake in Illinois-based solar energy contractor Fosler Construction Company Inc., to be reported as part of B&W’s Renewable Segment and operating under the name Fosler Solar, a Babcock & Wilcox company

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 16  Reputable Expertise Worldwide leader in the design and manufacturing of firing equipment and safety systems, with installations in more than 70 countries.  Diverse Experience Applications in new construction and retrofit projects for the power generation, pulp and paper, and petrochemical industries  Innovator Developed many of the technologies that are currently being used throughout the industry on flame scanning, gas/oil ignition and water level measurement equipment  Clean Energy Transition Technology is ideally suited to clean energy applications such as firing hydrogen, which complements B&W’s BrightLoop™ hydrogen generation and BrightGen™ combustion technologies Highlighted Acquisition to Support Clean Energy Strategy: FPS

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 17 Financial Information

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 18 Achieved milestone results in 2021 meeting EBITDA target of $70 million with significant growth in revenue and net income Consolidated Financial Summary Note: 2020 Reported results include the recognition in Q3 2020 of a $26.0 million non-recurring loss recovery settlement related to certain historical EPC loss contracts; 2020 Pro Forma results exclude the non-recurring $26.0 million loss recovery settlement; figures may not be clerically accurate due to rounding; see SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures; COVID-19 adversely impacted all segments in 2020 and 2021. ($ in Millions) Twelve Months Ended December 31, 2021 Twelve Months Ended December 31, 2020 Twelve Months Ended December 31, 2019 Reported Pro forma exc. non-recurring insurance recovery Revenue $ 723.4 $ 566.3 $ 566.3 $ 859.1 Operating Income (Loss) $ 20.8 $ (1.7) $ (27.7) $ (29.4) Net income (loss) $ 31.5 $ (10.3) $ (36.3) $ (122.0) Adjusted EBITDA $ 70.6 $ 45.7 $ 19.7 $ 46.0 Adjusted EBITDA Margin % 9.8% 8.1% 3.5% 5.4%

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 19 Capital Structure Note: Figures may not be clerically accurate due to rounding. (1) See SEC financial filings and/or slides in Appendix for reconciliation of non-GAAP measures. (2) Net Debt compared to Full Year 12/31/2021 Adjusted EBITDA 2021 common stock, preferred stock and senior note offerings reduced secured debt by $347 million ($ in Millions) As of Dec 31, 2021 Capitalization: Total Debt $340.3 Cash, cash equivalents and restricted cash 226.7 Net Debt $113.6 Total Debt Leverage: LTM 12/31/2021 Adjusted EBITDA (1) 70.6 Net Leverage (2) 1.61x

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 20 After achieving ~$71 million in adjusted EBITDA in the 12 months ended December 31, 2021, B&W is targeting1 FY2022 adjusted EBITDA of $110-$120 million. Building Toward the Future Executive Summary B&W’s transformation is gaining momentum, with a pipeline of more than $7.5 billion in identified project opportunities in high-growth markets over the next three years, and recent significant awards including five renewable new-build waste-to-energy projects booked since September 2021. B&W is continuing to expand its clean energy portfolio through innovation and acquisition: • Launched ClimateBright™ decarbonization technologies platform (May 2021) • Acquired a controlling stake in a leading solar installation firm (Sept 2021) • Acquired renewable aftermarket services provider in Denmark to further expand presence in Europe (Nov 2021) • Acquired manufacturer of hydrogen, natural gas and renewable pulp and paper combustion equipment (Feb 2022) • Acquired leading designer and manufacturer of waste heat recovery products (Feb 2022) Babcock & Wilcox provides high-quality, innovative renewable, environmental and thermal technologies and has served critical power generation and industrial applications for more than 150 years. Disclaimer: B&W Enterprises cautions not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation and may be impacted by the risks described in our SEC reports including, without limitation, the impact of COVID-19 on us and the capital markets and global economic climate generally. We undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law. Advancing energy transition solutions that bring power and progress to our world Strong Global Brand Positioned for Growth (1) The most comparable GAAP target information is not available without unreasonable effort

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 21 Appendix

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 22 Leadership Team Chief Financial Officer Lou Salamone Chief Operating Officer Jimmy Morgan Chairman & Chief Executive Officer Kenny Young General Counsel John Dziewisz Chief People Officer Jacqueline Opal Megan Wilson Global Sales & Business Development Joe Buckler Chief Technology & Engineering Officer Brandy Johnson Chief Strategy Officer & Corporate Development

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 23 Joseph Tato Philip MoellerAlan Howe Rebecca Stahl Corporate Governance Board of Directors Advisory Board Chairman & Chief Executive Officer Kenny Young Henry Bartoli Rod O’Connor Phillip Piddington Peter O’Keefe Eric Powell Homaira Akbari

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 24 Twelve months ended Dec 31, 2021 Dec 31, 2020 Dec 31, 2019 Net income (loss) $ 31.5 $ (10.3) $ (129.0) Interest expense 41.4 60.7 95.3 Income tax (benefit) expense (2.2) 8.2 5.3 Depreciation & amortization 18.3 16.8 23.6 EBITDA 89.0 75.4 (4.9) Benefit plans, net (48.1) (5.6) (22.8) Gain on sales, net (14.0) (3.2) (0.4) (Gain) loss on debt extinguishment (6.5) 6.2 4.0 Stock compensation 10.5 4.6 3.4 Restructuring activities and business services transition costs 10.7 11.8 11.7 Advisory fees for settlement costs and liquidity planning 5.5 6.4 11.8 Litigation legal costs 4.9 2.1 0.5 Acquisition pursuit and related costs 4.8 — — Product development 4.7 — — Foreign exchange 4.3 (58.8) 16.6 Financial advisory services 2.7 4.4 9.1 Other – net 1.5 1.1 (0.3) Loss from business held for sale 0.5 0.5 5.9 Loss from a non-strategic business 0.1 2.6 5.5 Settlement cost to exit contract — — 6.6 Income from discontinued operations — (1.8) (0.7) Adjusted EBITDA $ 70.6 $ 45.7 $ 46.0 1) Figures may not be clerically accurate due to rounding 2) Cost associated with development of commercially viable products that are ready to go to market 3) In March 2019, we entered into a settlement in connection with an additional B&W Renewable waste-to-energy EPC contract, for which notice to proceed was not given and the contract was not started. The settlement eliminated our obligations to act, and our risk related to acting, as the prime EPC should the project have moved forward. 4) Adjusted EBITDA for the twelve months ended December 31, 2020, includes the recognition of a $26.0 million loss recovery settlement related to certain historical EPC loss contracts in the third quarter, as previously disclosed. Adjusted EBITDA Reconciliation (2) (1) $ in Millions (3) (4)

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 25 On September 30, 2021, B&W acquired a 60% controlling ownership stake in Fosler Construction Company Inc., a leading U.S. provider of construction services for the solar energy sector, based in Illinois. Fosler Construction is reported as part of the B&W Renewable segment and now operates under the name Fosler Solar, a Babcock & Wilcox company. Fosler Solar’s expertise and robust pipeline in the growing solar market, combined with B&W’s strong presence in the energy industry and resources, are accelerating Fosler Solar’s growth and B&W’s ongoing renewable energy expansion and diversification. Recent Acquisition Activity Supports B&W’s Growth Strategy On November 30, 2021, B&W acquired 100% of VODA A/S (“VODA”), a Denmark-based multi-brand aftermarket parts and services provider, focusing on energy-producing plants including waste-to-energy, biomass-to-energy or other fuels, providing service, engineering services, spare parts as well as general outage support and management. VODA will serve as a platform for B&W’s renewable service business in Europe as it expands its clean and renewable energy businesses. VODA is reported as part of the B&W Renewable segment, and now operates as B&W Renewable Services, combining VODA and B&W's waste-to-energy and biomass aftermarket services businesses. On February 1, 2022, B&W acquired 100% of Fossil Power Systems Inc., (“FPS”), a leading designer and manufacturer of hydrogen, natural gas and renewable pulp and paper combustion equipment including ignitors, plant controls and safety systems based in Dartmouth, Nova Scotia, Canada. FPS ignitors and control system capabilities are ideally suited to clean energy applications such as firing hydrogen, which complements B&W’s hydrogen generation and combustion technologies. The acquisition expands on B&W’s previous 35-year relationship with FPS as the exclusive supplier of FPS ignitors in the U.S. On February 28, 2022, B&W acquired 100% of the equity interests in Optimus Industries, LLC, ("Optimus"). Optimus designs and manufactures waste heat recovery products for use in power generation, petrochemical, and process industries, including package boilers, watertube and firetube waste heat boilers, economizers, superheaters, waste heat recovery equipment and sulfuric acid plants and is based in Tulsa, Oklahoma and Chanute, Kansas. The acquisition provides opportunities in the growing heat recovery steam generator aftermarket, as well as access to U.S. package boiler manufacturing capabilities. Solar Installation & Services Waste-to-Energy & Biomass Aftermarket Parts & Services Ignitors, Scanners, Valves, Controls and Level Measurement Equipment Waste Heat Recovery Products

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 26 Key Technologies

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 27 Reduces dependency on landfills and reduces methane gas emissions Fuels: MSW, RDF Waste-to-Energy Boilers Single-drum, industry-standard unit for improved mill operation Fuels: Black liquor Process Recovery Boilers High pressure, high efficiency, high capacity, low emissions Fuel: Coal, oil, natural gas, multi-fuel Utility Boilers Bottom- or top-supported, shop- or field-assembled Fuel: Natural gas, oil, CO, waste heat and gases Natural Gas-Fired and Other Industrial Water-Tube and Fire-Tube Boilers Carbon-neutral technology Fuels: Wood, wood waste, straw, sludge Biomass-Fired Boilers Key Technologies: Steam Generation Pressure parts, casing, ducting, drums, housing and frames Fuel: Waste heat and gases Heat Recovery Steam Generator Components

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 28  Large installed base with diverse set of customers  Grate design allows for high availability and long operational time, leading to reduced O&M cost  High thermal efficiency and low emissions  Fuel flexibility  Factory assembled modules reduce field construction A Market Leader with Differentiating Technology in Waste-to-Energy Solutions DynaGrate® Pivoting Combustion Grate Key Technologies: Renewable Combustion Grates

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 29 Emission Technology Solution Particulate Control  Pulse Jet Fabric Filters (PJFF) / Baghouses  Wet and Dry Electrostatic Precipitators (ESPs)  Wet Particulate Scrubbers  Multiclone® Dust Collectors  Selective Catalytic and Non-catalytic Reduction (SCR/SNCR)  Low NOX Burners and Combustion Systems NOx Control  Wet or Seawater Flue Gas Desulfurization (FGD) Systems  Semi-dry FGDs (Spray Dry Absorbers, Circulating Dry Scrubbers)  Wet ESPs  Dry Sorbent Injection (DSI) SO2 / Acid Gas Control  Wet ESPs  Dry Sorbent Injection (DSI)SO3 / Acid Mist Control  Powdered Activated Carbon Injection  Absorption Plus™, MercPlus™, Mitagent™ Additives  GMAB™ ADIOX® and MERCOX® technologies Mercury, Dioxins, Furans  Wastewater Evaporation System (WES) via Spray Drying  Air-Cooled CondensersWastewater Elimination Key Technologies: Emissions Controls

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 30 Key Technologies: Steam Generation & Environmental Solutions Across a Utility Plant Steam Generator Technology  Pulverizers  Furnace  Burners and ignitors  Sootblowers  Pressure parts  Air heaters and air heating cleaning systems  Bottom ash handling systems B&W provides a comprehensive array of proprietary technology and experience to utility power generation customers Environmental Solutions  Particulate control  Nitrogen oxides (NOx) removal  Sulfur removal  Mercury, dioxin and furan removal  Fly ash handling systems  Wastewater elimination Dry Scrubbing Technologies Particulate Control Technologies Particulate Control Technologies Fly Ash Handling Wet Scrubbing Technologies Fly Ash Handling Bottom Ash Handling Boiler Auxiliary Components: Fans, Air Heaters, etc. Boiler Pressure Parts Boiler Cleaning Equipment Burners Pulverizers SCR NOx Control Technologies

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 31 Field Services Component & System Upgrades Control Systems Replacement & Spare Parts Operation & Maintenance DynaGrate® combustion grate DynaDischarger® ash removal Water-cooled wear zones and Inconel® corrosion protection VoluMix® system for improved combustion Fabric filter baghouse Wet scrubber with ADIOX® including energy recovery On-line boiler washing system Selective non-catalytic reduction (SNCR) NOx control DynaFeeder® waste fuel feeder system Cooling towers Battery storage systems Carbon capture solutions Key Technologies: Comprehensive Waste-to-Energy Solutions

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 32 An innovative solution to eliminate ash ponds Key Technologies: Submerged Grind Conveyor Ash Handling Designed to meet current and future U.S. regulatory requirements for ash handling with:  Lower equipment cost  Lower installation cost • Utilize existing hoppers and gate valves • No modification to hopper  Short outage required  Short lead time  Available redundancy under the boiler  Lower O&M costs

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 33 Proven technologies with installations in more than 70 countries, including more than 11,000 ignitors Key Technologies: Ignitors, Flame Scanners and Controls Designed for safety, reliability and fuel flexibility  Natural gas conversions from oil or coal-firing  Alternative energy fuels such as hydrogen, bio-diesel, methanol and bio-gas  Burner management and controls for complete turnkey system capability  Flame scanning capability can be effectively implemented on any industrial application  New construction or retrofit projects  Safety standards conforming to National Fire Protection Association (NFPA) classes

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 34 Proven experience in heat transfer and steam generating equipment for use in a wide range of applications. Key Technologies: Engineered Products and HRSG Components Engineered products and solutions, quality manufacturing  Comprehensive mechanical and process design upgrades  Chanute, Kansas, manufacturing facility has produced more HRSG components than any other facility in North America • Pressure part modules and coils, superheaters, economizers • Finned tubing • Casing • Ducting • Steam drums • Housing and frames  Firetube and watertube package boilers  Sulfuric acid plant capabilities

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 35 Benefits of a solar addition: 1. Powering up/down operations 2. Supplemental/plant energy source 3. Additional MW/GW output Key Technologies: Solar Installation High efficiency. Low emissions. Integrated solutions for clean power production.  Engineering & Procurement • Project Cost Analysis • Grid Integration and Interconnection • Technical Evaluation • AC and DC Engineering Industry-leading EPC Services  Construction • Subcontractor Management • On-Site Construction Management • Coordination and Supervision of Projects • Utility Interconnections • Quality and Commissioning Control • Electrical and Structural QA/QC • Permitting and AHJ Permissions • Logistics • Strategic Procurement of Structural Components and Electrical BOE

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 36 Key Technologies: Short and Long Duration Energy Storage Short and long duration energy storage smooths renewable energy peaks and bridges weather events NREL Enduring: (8-100 hours storage)  Electric heater (stores heat in sand)  Air Brayton Combined Cycle  B&W has a partnership with Eos Energy Storage, LLC to sell and service Eos’ innovative, patented Eos Znyth® zinc battery solution (3-12 hours storage) for industrial and utility- scale energy storage • B&W markets Eos’ battery storage solutions globally • B&W is exclusive preferred installer in U.S. and Canada  B&W offers Pressurized or Atmospheric Fluidized Bed technology for long duration energy storage  B&W also has an exclusive option to license NREL’s Enduring long duration energy storage technology

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 37 Specialized services to maximize plant performance and minimize costs and maintenance Optimization Services Water preservation technology customized for high-performance, long-life, low noise, corrosion-resistant applications Air-Cooled Condensers Cost-effective designs using embedded or wrapped tubes to meet required thermal, mechanical, noise and space requirements Air Fin Coolers Counterflow for cost-effective thermal performance; crossflow for low energy consumption and operating costs Mechanical Draft Fanless design provides low power, noise and maintenance, as well as long operating lifecycle Natural Draft/Hyperbolic WET MATERIAL OPTIONS: WOOD | CONCRETE | FIBER-REINFORCED POLYMER (FRP) Key Technologies: Cooling Systems DRY

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 38 Key Technologies: Global Parts & Service Upgrades & Retrofits Replacement Parts Optimization Systems Engineering Services Adding value through constructability: Safe execution of new installation, retrofits, system maintenance/repair, plant modifications Construction Evaluating options for improved performance: Expert people, tools and processes to measure, model, design, deliver, train and project manage Enhancing efficiency with proven technology: Diagnostic, monitoring, tuning and control systems for combustion, cleaning and cooling equipment Supplying components for system reliability: High-quality standard or custom-engineered pressure and non-pressure parts Maintaining/improving plant operation: Projects for extending the life of power, process and environmental equipment

B A B C O C K & W I L C O X E N T E R P R I S E S , I N C .© 2022 Babcock & Wilcox Enterprises, Inc. All rights reserved. 39